UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): December 17, 2021

374WATER INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-27866	88-0271109
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

701 W Main Street, Suite 410 Durham, NC 27701
(Address of Principal Executive Offices)(Zip Code)

(919) 888-8194

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
-	-	-

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

On December 17, 2021, 374Water Inc. (the “Company”) closed a private placement whereby it entered into an Accredited Investor Subscription Agreement (the “Subscription Agreement”) with certain accredited investors (the “Investors”). Pursuant to the Subscription Agreements, the Company agreed to sell to the Investors, and the Investors agreed to purchase, an aggregate of 2,500,000 shares (the “Shares”) of the Company’s common stock, par value $0.0001 per share (“Common Stock”) at a price per share equal to $2.00 for an aggregate purchase price of $5,000,000 (the “Private Placement”).

The Subscription Agreement contains representations and warranties of the Company and the Investors that are typical for transactions of this type and the proceeds of the Private Placement will be used for general working capital purposes.

Pursuant to the terms of the Subscription Agreement and in connection with the Private Placement, the Investors were also issued three-year warrants to purchase up to an aggregate of 1,250,000 shares of Common Stock (the “Warrant Shares”) at an exercise price of $2.50 per share (the “Warrants”). The number of shares of Common Stock to be deliverable upon exercise of the Warrants is subject to adjustment for stock splits, subdivision or consolidation of shares or in the event the Company effects a reorganization, reclassification, merger, consolidation or disposition of substantially all of its assets.

Pursuant to the terms of the Subscription Agreement, the Company granted the Investors “piggyback” registration rights with respect to the Shares and the Warrant Shares.

The Shares and the Warrants issued and sold to the Investors were not registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state, and were offered and sold in reliance on the exemption from registration under the Securities Act, provided by Section 4(a)(2) and Regulation D (Rule 506) under the Securities Act. Each Investor represented that it was an accredited investor (as defined by Rule 501 under the Securities Act). The Company did not utilize a placement agent for the Private Placement.

The foregoing description of the Subscription Agreement and the Warrants qualified in their entirety by reference to the Subscription Agreement, which is attached as Exhibit 10.1 hereto and incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained in “Item 1.01 – Entry Into a Material Definitive Agreement” is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Form of Accredited Investor Subscription Agreement (including the form of Warrant for the Purchase of .Common Stock).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

374WATER INC.

Dated: December 22, 2021	By:	/s/ Yaacov Nagar
	Name:	Yaacov Nagar
	Title:	Chief Executive Officer

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